1999 Annual Report
BERWYN FUND
a series of THE BERWYN FUNDS

	February 14, 2000

Dear Berwyn Fund Shareholder:

In 1999 the Berwyn Fund's (BF's) net asset value per share dropped from $16.96 to $16.18, a 4.6 percent loss on a total return basis. The loss arose from our inability to recover from a 15.7 percent setback experienced in the first quarter, which drove the Fund's share price to a low of $14.30 on March 31, 1999. The Fund was managed in a tax efficient manner in 1999, thus eliminating the need to declare a taxable dividend.

The Fund's performance was reflective of the stock market's focus on buying "growth" and selling "value". Put differently, investors chose the "new" economy over the "old" economy and momentum investing over fundamental investing. In our opinion, investors continued a process of selling low and buying high that has proven to be successful for the past three years. This behavior has caused a two-year bear market for most stocks while investors' assets have become concentrated in fewer and fewer securities. In spite of the fact that during 1999 the Dow Jones Industrial Average and S&P 500 gained 27.2 percent and 21.0 percent, respectively, in the week ending December 17th 1,116 stocks out of 3,865 stocks on the New York Stock Exchange were making new 52 week lows.

Some investors believe the stock market ultimately acts as a proxy for the intrinsic value of a company. The management of your Fund subscribes to that point of view. We have continued to focus on buying companies with experienced management teams, sound balance sheets and good business prospects at prices believed to be below their private market value. In the past two years, we have watched the valuations of our investments contract from a range of 10 to 12 times trailing 12-month earnings in 1997 to as low as 4.5 times earnings at the present time.

Our frustration has been heightened by the apparent ease with which other investors, some less experienced than we, have made money in this same time frame. Investors, both professional and private, have often been rewarded by buying popular stocks in companies that have no earnings or sell at price-to-earnings ratios that can only be described as astronomical by past standards.

At the same time, we are painfully aware of the need for us to earn money for our shareholders. In the past year, we have worked hard to develop new investment ideas which are consistent with both the marketplace's perception of the new economy and our own value investing standards. This has not been an easy task, but one that we have pursued with enthusiasm. Our research has uncovered a number of stocks with great long-term promise in the new economy, yet sell at reasonable valuations. Ansys, a software firm whose products are directed toward the engineering and scientific communities, and Microtouch, a manufacturer of "touch screens" for the banking, gaming and retailing industries, are examples of our efforts in this regard.

Other companies in our portfolio are rapidly adapting the technology of the new economy to maintain their competitive edge. Blair, a catalog retailer, has employed IBM to set up an interactive web-site, which is planned to be operational later this year. First American Financial is no longer just a title insurer, but a provider of financial and information services whose products can be accessed over the Internet. Printronix, a long-term holding of the Fund, is targeting its bar code and verification printing technology to the e-commerce market. We believe that the old economy and the new economy will meld as market forces continue to demand higher efficiencies and productivity. Another effect will be a reduction in the disparity between new and old economy market valuations. The drop in AOL stock subsequent to its proposed merger with Time-Warner is an example of this process.

We cannot predict when the exodus from value investing will end. However, it is possible that the nadir for our Fund's share price occurred last
March and we are now in the early stages of a turnaround that will manifest itself in a long-term bull market. If true, then investors are missing a major opportunity that is masked by the current speculation in high technology stocks. Insider buying patterns and corporate share repurchases suggest that the management teams and boards of directors of the companies we own agree with our point of view. Many of the companies in the portfolio, including Blair, Drew, Ducommun, First American Financial, Hardinge, Lindberg, Patrick Industries and Printronix, have been using excess cash to repurchase shares at what they consider to be unusually attractive price levels.

The preceding chart compares BF with the Russell 2000 Index (Index) on a total return basis. Through 1997 the Fund showed a close correlation with the Index, but has underperformed the Index in the past two years. We think the reason for the lack of correlation in 1998 and 1999 is due to the differences in valuation investors are placing upon smaller cap "value" stocks and smaller cap "high technology" stocks. This fact, coupled with the weighting by capitalization, has resulted in the Index's superior performance. Similar phenomena are evident in the performance differentials between the components of the S&P 500 and NASDAQ Composite Indices.

In 1999 the assets of the Fund decreased to $39.3 million. Operations continue to run efficiently; 1999's annual expense ratio was 1.39 percent. Portfolio turnover decreased to 6 percent.

Although market volatility remains high and value investing remains out-of-favor, we are excited about the longer term opportunities.

Very truly yours,


/s/ Robert E. Killen						/s/ Kevin M. Ryan
Robert E. Killen							Kevin M. Ryan
President								Secretary-Treasurer



Long Term Fund Performance* (12/31/99)
(Average Annual Compounded Return)

	Fund	1 year	5 year	10 year
	BF	-4.60%	5.85%	8.38%

*Past performance is not a guarantee of future results.

Note:

The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns for the Berwyn Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of dividends (total return). All index returns listed herein also include the reinvestment of dividends (total return).

To the Trustees and
Shareholders of Berwyn Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Fund
(one of the portfolios constituting The Berwyn Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers  LLP
February 16, 2000

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
Investments in Securities, at Market Value	$39,252,321
	(Cost $34,088,881) (Note 2)
Cash				42,451
Receivables:
	Dividends
	15,010
	Interest			3,176
	Investment Securities Sold	     149,116

			Total Assets	39,462,074

Liabilities:
Investment Securities Purchased	105,207
Accrued Expenses	14,879
Investment Advisory Fee Payable	       32,392

			Total Liabilities	     152,478


Net Assets:  (1)
Applicable to 2,429,635 Outstanding Shares of
	Common Stock, $1.00 Par Value
	(Authorized 20,000,000 Shares)	$39,309,596

Net Asset Value and Offering Price Per Share
	($39,309,596 / 2,429,635 Outstanding Shares)	$         16.18

Minimum Redemption Price Per Share (Note 1)	$         16.02

(1) On December 31, 1999 Net Assets consisted of the following:
	Common Stock, Par Value $1.00	2,429,635
	Paid-in Capital	31,777,695
	Accumulated Net Realized Capital Loss	(61,174)
	Net Unrealized Appreciation of Investment Securities	   5,163,440

					$39,309,596



The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999



Investment Income:
	Dividends	$427,112
	Interest	  45,611

	Total Investment Income		$   472,723

Expenses:
	Investment Advisory Fee (Note 3)	476,594
	Transfer Agent Fees	37,633
	Custodian Fees	31,063
	Professional Fees	34,119
	Registration Fees	18,398
	Directors' Fees	3,200
	Printing Expenses	23,572
	Office Expenses	25,098
	Insurance	5,365
	Taxes (Other than Income Tax)	    5,024

		Total Expenses		    660,066

Net Investment Loss		   (187,343)


Realized and Unrealized Loss on Investments:
	Net Realized Loss from Sales of Securities		(61,174)

	Net Change in Unrealized Appreciation on
		Investment Securities		(2,837,951)

	Net Realized and Unrealized Loss on Investments		(2,899,125)

Net Decrease in Net Assets Resulting from Operations		$(3,086,468)






The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS


		Year Ended	Year Ended
		   12/31/99   	   12/31/98
Increase in Net Assets from Investment Activities:
	Net Investment Loss	$   (187,343)	$    (379,294)
	Net Realized Gain (Loss) from Sales of
		Investment Securities	(61,174)	3,217,798
	Net Change in Unrealized Appreciation
		on Investment Securities	 (2,837,951)	(18,672,695)

		Net Decrease in Net Assets Resulting
			from Operations	 (3,086,468)	(15,834,191)

Distribution to Shareholders:
	From Net Realized Gains from Sales of Securities	                0
(3,020,287)

		Total Distributions	                0 	  (3,020,287)

Capital Share Transactions (1):
	Net Proceeds from Sales of Shares	3,354,310	10,881,238
	Cost of Shares Redeemed	(23,819,858)	(32,474,603)
	Distributions Reinvested	                0	  2,903,515

		Net Decrease in Net Assets from
			Capital Share Transactions	(20,465,548)	(18,689,850)

		Total Decrease in Net Assets	(23,552,016)	(37,544,328)

Net Assets:
	Beginning of Year	62,861,612	100,405,940

	End of Year	$39,309,596	$ 62,861,612

(1) Capital Shares Issued and Redeemed:
	Shares Sold	210,352	516,002
	Shares Redeemed	(1,488,224)	(1,549,296)
	Shares Reinvested	                0	      179,673
			 (1,277,872)	     (853,621)





The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



			                                 YEAR
ENDED
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95

Net Asset Value, Beginning of Year	$16.96	$22.01	$19.69	$19.43	$17.55
			_____	_____	_____	_____	_____

Income from Investment Operations:
	Net Investment Income (Loss)	(0.08)	(0.09)	0.00	(0.02)	0.00
	Net Realized and Unrealized Gains
		(Losses) on Securities	(0.70)	(4.11)	5.06	2.78	3.34
			_____	_____	_____	_____	_____

			Total Income from Investment
				Operations	(0.78)	(4.20)	5.06	2.76	3.34
				_____	_____	_____	_____	_____

Less Distributions:
	Dividends from Net Investment Income	0.00	0.00	0.00	0.00	(0.01)
	Distributions from Net Realized Gains	0.00	(0.85)	(2.74)	(2.50)	(1.45)
			_____	_____	_____	_____	_____

			Total Distributions	0.00	(0.85)	(2.74)	(2.50)	(1.46)
				_____	_____	_____	_____	_____


Net Asset Value, End of Year	$16.18	$16.96	$22.01	$19.69	$19.43



			Total Return	(4.60%)	(18.90%)	26.05%	14.35%	19.18%


Ratios/Supplemental Data:
	Net Assets, End of Year (000)	$39,310	$62,862	$100,406	$94,056	$97,234

	Ratio of Expenses to Average Net Assets	1.39%	1.20%	1.20%	1.21%	1.23%

	Ratio of Net Investment Income (Loss)
		to Average Net Assets	(0.39%)	(0.45%)	(0.02%)	(0.10%)	0.04%

	Portfolio Turnover Rate	6%	19%	26%	32%	32%




The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
DECEMBER 31, 1999

Number of
    Shares
COMMON STOCKS  -  99.2%		Value*

		AEROSPACE / DEFENSE - 2.1%
	77,366	Ducommun Inc. +	$   841,354

	89,641	ALCOHOLIC BEVERAGE - 2.1%		   817,974
		Todhunter International Corp. +

		AUTOMOTIVE AND TRUCK PARTS - 2.0%
	249,334	National Standard Co. +	   779,169

		BANKING - 2.6%
	42,320	BSB Bancorp Inc.	814,660
	7,000	First Essex Bancorp, Inc.	99,750
	10,500	Lawrence Savings Bank	     80,063
			   994,473
		CHEMICALS - 0.3%
	16,000	Carbide/Graphite +	   102,000

		COMMERCIAL PRINTING - 4.7%
	77,767	Courier Corp.	1,808,083
	7,000	Ennis Business Forms		     54,250
					1,862,333
			COMPUTER & PERIPHERALS -11.0%

	6,000	Ansys Inc. +		66,000
	239,855	Data I/O Corp. +	659,601
	44,150	Inacom Corp. +	322,847
	4,000	Microtouch Systems	50,500
	41,000	Plaintree Systems +	11,480
	138,002	Printronix, Inc. +	3,139,545
			4,249,973
		DIVERSIFIED MANUFACTURING - 1.6%
	83,404	Lindberg Corp.	   635,955





The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares   	                     COMMON STOCKS (Continued)		Value*

		ELECTRONIC PRODUCTS - 3.5%
	357,417	Scan-Optics	$   603,141
	54,700	Trans-Lux Corp.	386,319
	121,275	Wells-Gardner Electronics	   378,984
			1,368,444
		FOREST & PAPER PRODUCTS - 3.4%
	32,100	Greif Brothers Corp.	952,969
	9,506	MAXXAM Inc.	   407,570
			1,360,539
		FURNITURE MANUFACTURING - 3.8%
	75,698	Ladd Furniture +	1,495,036

		HEALTH CARE - 0.5%
	10,000	Rehabcare Group +	   211,250

		INDUSTRIAL EQUIPMENT - 0.6%
	25,000	Airgas Inc.	   237,500

		INSURANCE - 2.2%
	69,063	First American Financial Corp.	   858,971

		MACHINERY MANUFACTURING - 5.4%
	39,750	Hardinge, Inc.	519,234
	58,744	Terex Corp. +	1,630,145
			2,149,379
		MANUFACTURED HOUSING - 3.5%
	85,700	Drew Ind. +		771,300
	84,000	Kevco Inc. +	168,000
	47,000	Patrick Industries	   431,813
					1,371,113
		MARITIME INDUSTRY - 4.6%
	111,311	Anangel-American Shipholders ADR	633,081
	269,405	B & H Ocean Carriers	437,783
	53,600	Stolt-Nielsen S.A. ADR	   763,800
			1,834,664
		MEDICAL PRODUCTS & SERVICES - 5.9%
	330,676	Quidel Corp.+	2,263,080

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares   	                    COMMON STOCKS (Continued)		Value*

		METALS & MINING - 12.1%
	300,139	Campbell Resources, Inc. +	$       51,594
	46,200	Impala Platnium-UNSPON ADR	1,868,245
	144,600	Kaiser Aluminum +	1,111,613
	200,110	Nord Pacific Limited ADR+	102,056
	496,350	Westmoreland Coal Co. +**	  1,613,138
			  4,746,646
		OIL & GAS EXPLORATION & PRODUCTION - 6.9%
	24,300	Berry Petroleum Co.	367,538
	87,600	Callon Petroleum +	1,297,575
	17,496	Louis Dreyfus Natural Gas Corp. +	317,115
	213,364	Ranger Oil Ltd.	666,763
	12,000	World Fuel Services	       90,000
			  2,738,991
		OIL REFINING - 5.9%
	321,744	Frontier Oil Corp.	2,171,772
	18,000	Giant Industries	     150,750
			  2,322,522
		PRECISION INSTRUMENTS - 3.5%
	118,170	Esterline Technology Corp. +	  1,366,341

		RETAIL INDUSTRY - 1.0%
	29,100	Blair Corporation	     407,400

		STEEL & STEEL PRODUCTS - 2.1%
	40,100	AK Steel Holding Corp.	756,888
	13,828	Keystone Consolidated Inc. +	       82,104
			     838,992
		TELECOMMUNICATIONS - 2.8%
	21,066	Commonwealth Telephone Enterprise +	  1,105,965

		TEXTILES - 5.1%
	93,540	Culp, Inc.	590,471
	189,649	Dixie Group, Inc. +	  1,398,661
			  1,989,132

TOTAL COMMON STOCKS (Cost $33,588,881)	$38,949,196

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


	Face
  Amount	                      CORPORATE BONDS  -  0.7%		Value*

	$250,000	Campbell Resources  7.5%   CV  07/20/04 	$       88,125
	250,000	TransLux  7.5%  CV  12/01/06	     215,000
			     303,125

TOTAL CORPORATE BONDS (Cost $500,000)	     303,125


TOTAL INVESTMENTS (Cost $34,088,881) - 99.9%	39,252,321


OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	        57,275

NET ASSETS - 100%	$39,309,596

















______________________________________
	*	See Note 2 to the Financial Statements
	** 	Considered to be an affiliate under the Investment Company Act of
1940
	+	Non-Income Producing Security
	ADR	American Depositary Receipt
	CV	Convertible Security
	UNSPON	Unsponsored


The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999



NOTE 1 - ORGANIZATION

On April 30, 1999, The Berwyn Fund, Inc. (the "Fund") reorganized as a separate portfolio of The Berwyn Funds, a Delaware Business Trust. The Berwyn Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than one year, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed.


NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management of the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time). Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Distributions to Shareholders: The Fund distributes annually all of its net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 1% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 360,867 shares of the Fund at December 31, 1999. Certain Trustees and Officers of the Fund are also Directors and Officers of the Investment Adviser.

During the period ended December 31, 1999, the Fund paid $81,752 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.


NOTE 4 - SECURITY TRANSACTIONS

During the period, the Fund made purchases of $2,903,810 and sales of $23,458,152 of investment securities other than U.S. Government securities and temporary cash investments.

Cost of securities owned at December 31, 1999 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At December 31, 1999, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $5,163,440 of which $14,286,390 related to appreciated securities and $9,122,950 related to depreciated securities.

At December 31, 1999, the Fund had a capital loss carryforward of approximately $61 thousand to offset capital gains realized through December 31, 2007. Gains offset will not be distributed to shareholders.